                                                                 EXHIBIT (k)(v)

              VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                       PERIOD ENDED SEPTEMBER 30, 1998



                         Current Annual Income Per Share
                       --------------------------------
                            Current Offering Price



Class A Shares

                                   $ .486
                                   ------
                                   $11.09                               = 4.38%



Class B Shares


                                   $.414
                                   -----
                                   $10.71                               = 3.87%



Class C Shares


                                   $.414
                                   -----
                                   $10.71                               = 3.87%

              VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                     SEC Yield
                                   ------------
                                   1 - Tax Rate

Class A Shares

                                       3.69%
                                     ------
                                     1-36.0%                            = 5.76%

Class B Shares

                                         3.10%
                                        ------
                                        1-36.0%                         = 4.84%

Class C Shares

                                         3.06%
                                        -----
                                        1-36.0%                         = 4.79%

             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                              Distribution Rate
                              -----------------
                                 1 - Tax Rate

Class A Shares

                                         4.38%
                                       ------
                                       1-36.0%                          = 6.84%

Class B Shares

                                         3.87%
                                        -----
                                        1-36.0%                         = 6.05%

Class C Shares

                                         3.87%
                                        -----
                                        1-36.0%                         = 6.05%

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



Formula                                           P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                     $10.73
Initial Investment                               $1,000.00    =     P
Ending Redeemable Value                          $1,043.78    =     ERV
One-year period ended 09/30/98                           1    =     n

TOTAL RETURN FOR THE PERIOD                           4.38%   =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $10.73
Initial Investment                               $1,000.00    =     P
Ending Redeemable Value                          $1,078.85    =     ERV
One-year period ended 09/30/98                           1    =     n

TOTAL RETURN FOR THE PERIOD                           7.88%   =     T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

      TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                           P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                     10.73
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,301.04     =     ERV
Five-year period ended 09/30/98                      5.00     =     n

TOTAL RETURN FOR THE PERIOD                          5.40%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                    $10.73
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,344.77     =     ERV
Five-year period ended 09/30/98                      5.00     =     n

TOTAL RETURN FOR THE PERIOD                          6.10%    =     T


        TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                           P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                   $10.73
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,379.60     =     ERV
Inception through 09/30/98                           5.34     =     n

TOTAL RETURN FOR THE PERIOD                          6.21%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                   $10.73
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,426.46     =     ERV
Inception through 09/30/98                           5.34     =     n

TOTAL RETURN FOR THE PERIOD                          6.88%    =     T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS A SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                             ---------
                                                 P                 =   T

Including Payment of the Sales Charge
Net Asset Value                                               $10.73
Initial Investment                                         $1,000.00    =    P
Ending Redeemable Value                                    $1,379.60    =    ERV

TOTAL RETURN FOR THE PERIOD                                    37.96%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                               $10.73
Initial Investment                                         $1,000.00    =    P
Ending Redeemable Value                                    $1,426.46    =    ERV

TOTAL RETURN FOR THE PERIOD                                    42.65%   =    T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS B SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



Formula                                                 P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,040.63     =     ERV
One-year period ended 09/30/98                                1     =     n

TOTAL RETURN FOR THE PERIOD                                4.06%    =     T


Excluding Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,070.63     =     ERV
One-year period ended 09/30/98                                1     =     n

TOTAL RETURN FOR THE PERIOD                                7.06%    =     T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS B SHARES

      TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                 P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,296.86     =     ERV
Inception through 09/30/98                                 5.00     =     n

TOTAL RETURN FOR THE PERIOD                               5.34%     =     T


Excluding Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,296.86     =     ERV
Inception through 09/30/98                                 5.00     =     n

TOTAL RETURN FOR THE PERIOD                                5.34%    =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

Formula                                                 P(1+T)n     =     ERV


Including Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,371.51     =     ERV
Inception through 09/30/98                                 5.34     =     n

TOTAL RETURN FOR THE PERIOD                                6.09%    =     T


Excluding Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,371.51     =     ERV
Inception through 09/30/98                                 5.34     =     n

TOTAL RETURN FOR THE PERIOD                                6.09%    =     T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS B SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                       ERV - P
                                             ---------
                                                 P                     =     T

Including Payment of the CDSC
Net Asset Value                                                   $10.71
Initial Investment                                             $1,000.00  =   P
Ending Redeemable Value                                        $1,371.51  =  ERV

TOTAL RETURN FOR THE PERIOD                                        37.15% =   T


Excluding Payment of the CDSC
Net Asset Value                                                   $10.71
Initial Investment                                             $1,000.00  =   P
Ending Redeemable Value                                        $1,371.51  =  ERV

TOTAL RETURN FOR THE PERIOD                                        37.15% =   T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                                   P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                            $10.71
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,060.64     =     ERV
One-year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                  6.06%    =     T


Excluding Payment of the CDSC
Net Asset Value                                            $10.71
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,070.64     =     ERV
One-year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                  7.06%    =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                                 P(1+T)n       =     ERV

Including Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00       =     P
Ending Redeemable Value                               $1,279.03       =     ERV
Inception through 09/30/98                                 4.95       =     n

TOTAL RETURN FOR THE PERIOD                                5.10%      =     T

Excluding Payment of the CDSC
Net Asset Value                                          $10.71
Initial Investment                                    $1,000.00       =     P
Ending Redeemable Value                               $1,279.03       =     ERV
Inception through 09/30/98                                 4.95       =     n

TOTAL RETURN FOR THE PERIOD                                5.10%      =     T

     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND - CLASS C SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                       ERV - P
                                             ---------
                                                  P                    =      T

Including Payment of the CDSC
Net Asset Value                                                   $10.71
Initial Investment                                             $1,000.00  =   P
Ending Redeemable Value                                        $1,279.03  = ERV

TOTAL RETURN FOR THE PERIOD                                        27.90% =   T

Excluding Payment of the CDSC
Net Asset Value                                                   $10.71
Initial Investment                                             $1,000.00  =   P
Ending Redeemable Value                                        $1,279.03    ERV

TOTAL RETURN FOR THE PERIOD                                        27.90% =   T